Employee Benefit Plans - Weighted average assumptions used to determine the net periodic pension benefit (cost) (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Net periodic pension (benefit) cost:
Interest cost discount rate	1.70%	1.20%	1.80%
Expected long-term return on plan assets	4.50%	4.40%	4.40%
Rate of compensation increase	3.10%	2.60%	2.60%
Projected benefit obligation:
Discount rate	4.50%	1.70%	1.20%